1 Exhibit 10.21 PERFORMANCE SHARE UNIT AWARD AGREEMENT THIS AGREEMENT is made as of the date (the “Grant Date”) stated on the last page hereto (the “Grant Award”) between JELD-WEN Holding, Inc., a Delaware corporation (the “Company”), the individual named on the Grant Award (the “Recipient”). WHEREAS, the Company desires to grant to the Recipient an award of performance share units pursuant to the Company’s 2017 Omnibus Equity Plan, as may be amended from time to time (the “Plan”); and WHEREAS, the Company and the Recipient understand and agree that any capitalized terms used herein, if not otherwise defined, shall have the same meanings as in the Plan (the Recipient being referred to in the Plan as Participant). NOW, THEREFORE, in consideration of the following mutual covenants and for other good and valuable consideration, including specifically, entry into the JELD-WEN 2021 Non-Compete Agreement, the parties agree as follows: 1. Award and Terms of Performance Share Units. The Company awards to the Recipient under the Plan (the “Award”) a target of _________ Performance Share Units (the “Target Award”), for the three-year period of January 1, 2021 to December 31, 2023 (the “Award Period”), subject to the restrictions, conditions and limitations set forth in this Agreement and in the Plan, which is incorporated herein by reference. The Recipient acknowledges receipt of a copy of the Plan and acknowledges that the definitive records pertaining to the grant of this Award, and settlement of rights hereunder, shall be retained by the Company. (a) Rights under Performance Share Units. A Performance Share Unit (“PSU”) obligates the Company, following the Award Period, to issue to the Recipient one Share, subject to the provisions of this Agreement, including but in no way limited to the Performance Conditions set forth in Section 2 of this Agreement. (b) Award Period. The PSUs awarded under this Agreement shall initially be 100% unvested and subject to forfeiture. Subject to Sections 1(c), 2, and 3, the PSUs shall vest and be released from the forfeiture provisions on the third anniversary of the Grant Date (the “Vesting Date”), subject to verification of the satisfaction of the Performance Conditions in accordance with this Agreement and the Plan. (c) Forfeiture of PSUs on Termination. If the Recipient’s employment with the Company or any of its subsidiaries is terminated for cause as determined in the sole discretion of the Board or any committee of the Board, all outstanding but unvested PSUs awarded pursuant to this Agreement shall be immediately and automatically forfeited to the Company, and the Recipient shall have no right to receive the underlying Shares. (d) Disability, Death and Retirement. Upon the termination of the Recipient’s employment with the Company or any of its subsidiaries by reason of Disability, Death or Retirement prior to the Vesting Date, a number of the PSUs shall vest and be released from the

2 forfeiture provisions on the Vesting Date equal to the (i) the Payout (as defined below) that the Recipient would have received under this Agreement had the Recipient continued to be an Eligible Individual on such Vesting Date multiplied by (ii) a fraction the numerator of which is the number of [days] during the Award Period prior to the Recipient’s termination of employment and the denominator of which is the number of [days] during the Award Period. For purposes of this Agreement, an employee is eligible for “Retirement” at any time on or after attaining age fifty-five (55) with ten (10) years of service with the Company and its subsidiaries. In no event does Retirement include any termination for cause as determined in the sole discretion of the Board or any committee of the Board. (e) Restrictions on Transfer. The Recipient may not sell, transfer, assign, pledge or otherwise encumber or dispose of the PSUs. (f) No Stockholder Rights. The Recipient shall have no rights as a stockholder with respect to the PSUs or the Shares underlying the PSUs until the underlying Shares are issued to the Recipient. (g) Delivery Date for the Shares Underlying the Vested PSU. As soon as practicable, but in no event later than 30 days following the publication of the Annual Report for the final year of the Award Period, the Company will determine the portion of the Award that has vested and, subject to the Recipient’s deferral election, if any, shall issue to the Recipient the Shares underlying the vested PSUs, subject to Section 1(h). The Shares will be issued in the Recipient’s name or, in the event of the Recipient’s (i) Death, in the name of either (1) the beneficiary designated by the Recipient on a form supplied by the Company or (2) if the Recipient has not designated a beneficiary, the person or persons establishing rights of ownership by will or under the laws of descent and distribution and (ii) Disability, in the name of the Recipient’s estate or personal representative. (h) Taxes and Tax Withholding. The Recipient acknowledges and agrees that no election under Section 83(b) of the Internal Revenue Code of 1986, as amended, can or will be made with respect to the PSUs. The Recipient acknowledges that on the date that Shares underlying the PSUs are issued to the Recipient (the “Payment Date”), the Fair Market Value on that date of the Shares so issued will be treated as ordinary compensation income for federal and state income and FICA tax purposes, and that the Company will be required to withhold taxes on these income amounts. To satisfy the required minimum withholding amount, the Company shall withhold from the Shares otherwise issuable the number of Shares having a Fair Market Value equal to the minimum withholding amount. Alternatively, the Company may, at its option, permit the Recipient to pay such withholding amount in cash under procedures established by the Company. (i) Dividend Equivalent Distributions. If a dividend or other distribution is made in respect of Shares before the Payment Date, for each PSU that is delivered on the Payment Date, Recipient will be entitled to receive (on the applicable Payment Date) the per Share amount received by other stockholders in respect of a Share in connection with such dividend or distribution (such dividends or distributions, the “Dividend Equivalent Distributions”). For the sake of clarity, Dividend Equivalent Distributions that relate to PSUs that are not settled on a Payment Date will be made if and when the Payment Date related to such PSUs occurs. To the extent any PSUs are forfeited or do not vest, any Dividend Equivalent Distributions associated with such PSUs shall similarly be forfeited. (j) Not a Contract of Employment. Nothing in the Plan or this Agreement shall

3 confer upon the Recipient any right to be continued in the employment of the Company or any Affiliate, or to interfere in any way with the right of the Company or any parent or subsidiary by whom the Recipient is employed to terminate the Recipient’s employment at any time or for any reason, with or without cause, or to decrease the Recipient’s compensation or benefits. (k) Consent to be Bound by the JELD-WEN Non-Compete Agreement. As additional consideration, the Recipient acknowledges and agrees to be bound by the terms of the JELD-WEN 2021 Non-Compete Agreement attached hereto, which agreement is expressly granted by signing and/or electronically accepting this Agreement. 2. Performance Conditions. 2.1 Payout. Subject to possible enhancement or reduction under Section 2.5, or reduction under Section 3, the number of PSUs that vest (the “Payout”) shall be determined by multiplying the Payout Factor (as defined below) by the Target Award, rounded down to the nearest whole number (the “Target Share Amount”). The Payout Factor shall be determined pursuant to Section 2.2; provided, however, that the Payout Factor shall not be greater than 150% and the Payout Factor shall be 0% if the Performance Measure Result (as defined below) for all Performance Conditions is less than Threshold. 2.2 Payout Factor. (a) The “Payout Factor” shall be the weighted average of the Performance Measure Payout Factor (as defined below) for each Performance Condition during the Award Period. The Performance Measure Payout Factor achieved by the Company for each Performance Condition during the Award Period shall be determined as follows: If the result achieved by the Company during the Award Period for the Performance Measure (“Performance Measure Result”) is between any two Performance Measure data points set forth in the below table, the Performance Measure Payout Factor shall be interpolated as follows: The excess of the Performance Measure Result over the Performance Measure of the lower data point shall be divided by the difference between the Performance Measure of the higher data point and the Performance Measure of the lower data point. The resulting fraction shall be multiplied by the difference between the Performance Measure Payout Factors in the above table corresponding to the two data points. The product of that calculation shall be rounded to the nearest hundredth of a percentage point and then added to the Performance Measure Payout Factor corresponding to the If the Performance Measure Result for a Performance Condition is: Then the “Performance Measure Payout Factor” for that Performance Condition shall be: Less than Threshold 0% Threshold 50% Target 100% Maximum 150%

4 lower data point, and the resulting sum shall be the Performance Measure Payout Factor for that Performance Condition. (b) The “Performance Measures” for each Performance Condition, together with the weight attributed to the Performance Measure Payout Factor for each Performance Condition for purposes of calculating the Payout Factor is as follows: Performance Condition Weight Performance Measure Threshold Target Maximum Adjusted Return on Invested Capital 50% 11.0% 12.5% 14.5% Total Shareholder Return 50% 25th Percentile 50th Percentile >= 75th Percentile 2.3 Adjusted Return on Invested Capital (“ROIC”). For purposes of this Agreement, Adjusted ROIC is defined as the cumulative annual ROIC as announced by the Company in each of the three years of the Award Period, as may be adjusted pursuant to Section 2.5. 2.4 Total Shareholder Return (“TSR”). For purposes of this Agreement, the TSR based on share price for the Award Period will be determined by the Committee. Should the relative TSR to our peer group be at the 25th percentile of the Russell 3000 index, as determined in the sole discretion of the Committee, the Payout Factor will be 50%. Should the relative TSR to our peer group be at the 50th percentile of the Russell 3000 index, as determined in the sole discretion of the Committee, the Payout Factor will be 100%. Should the relative TSR to our peer group be at the 75th percentile of the Russell 3000 index, as determined in the sole discretion of the Committee, the Payout Factor will be 150%. Should the Russell 3000 index be unavailable or inappropriate for use as determined by the Committee, as determined in its sole discretion, the Committee shall determine and use a comparable index for purposes of calculating TSR under this Section. 2.5 Adjustments. The Committee may, at any time, approve adjustments to the calculation of a Performance Measure, Performance Measure Result, or the component parts thereof to take into account such unanticipated circumstances or significant, non-recurring or unplanned events as the Committee may determine in its sole discretion, and such adjustments may increase or decrease the Performance Measure, Performance Measure Results, or the component parts thereof. Circumstances that may be the basis for such adjustments include, but shall not be limited to, any change in applicable accounting rules or principles; any gain or loss on the disposition of a business; impairment of assets; dilution caused by acquiring a business; tax changes and tax impacts of other changes; changes in applicable laws and regulations; changes in rate case timing; changes in the Company’s structure; and any other circumstances outside of management’s control or the ordinary course of business. 3. Prohibited Conduct; Restatements.

5 (a) Consequences of Prohibited Conduct. If the Company determines that the Recipient has engaged in any Prohibited Conduct (as defined in Section 3(b)), then: (i) The Recipient shall immediately forfeit all outstanding PSUs awarded pursuant to this Agreement and shall have no right to receive the underlying Shares; and (ii) If the Payment Date for any PSUs has occurred, and the Company determines that Prohibited Conduct occurred on or before the first anniversary of the Payment Date for those PSUs, the Recipient shall repay and transfer to the Company (A) the number of Shares issued to the Recipient under this Agreement on that Payment Date (the “Forfeited Shares”), plus (B) the amount of cash equal to the withholding taxes paid by withholding Shares (if any) from the Recipient on the respective Payment Date. If any Forfeited Shares have been sold by the Recipient prior to the Company’s demand for repayment, the Recipient shall repay to the Company (A) 100% of the proceeds of such sale or sales, plus (B) the amount of cash equal to the withholding taxes paid by withholding Shares (if any) from the Recipient on the respective Payment Date. (b) Prohibited Conduct. Each of the following constitutes “Prohibited Conduct”: (i) the conviction or entry of a plea of guilty or nolo contendere to (A) any felony or (B) any crime (whether or not a felony) involving moral turpitude, fraud, theft, breach of trust or other similar acts, whether under the laws of the United States or any state thereof or any similar foreign law to which the person may be subject; (ii) being engaged or having engaged in conduct constituting breach of fiduciary duty, dishonesty, willful misconduct or material neglect relating to the Company or any of its subsidiaries or the performance of a person’s duties; (iii) appropriation (or an overt act attempting appropriation) of a material business opportunity of the Company or any of its subsidiaries; (iv) misappropriation (or an overt act attempting misappropriation) of any funds of the Company or any of its subsidiaries; (v) the willful failure to: (A) follow a reasonable and lawful directive of the Company or any of its subsidiaries at which a person is employed or provides services, or the Board of Directors or (B) comply with any written rules, regulations, policies or procedures of the Company or a subsidiary at which a person is employed or to which he or she provides services which, if not complied with, would reasonably be expected to have more than a de minimis adverse effect on the business or financial condition of the Company;

6 (vi) violation of a person’s employment, consulting, separation or similar agreement with the Company or any non-disclosure, non-solicitation or non-competition covenant in any other agreement to which the person is subject; (vii) during the Recipient’s employment or service with the Company or at any time after termination for any reason, the Recipient, in violation of any Company policies or agreements with the Company, discloses or misuses any of the Company’s trade secrets or other confidential information regarding the Company, including without limitation, matters relating to cost data, formulas, patterns, compilations, programs, devices, methods, techniques, processes, manufacturing processes, business strategy and plans, customer information, pricing information, supplier information, the Company’s policies and procedures and other financial data of the Company; (viii) deliberate and continued failure to perform material duties to the Company or any of its subsidiaries; (ix) violation of the Company’s Code of Business Conduct and Ethics, as it may be amended from time to time; or (x) during the Recipient’s employment or service with the Company or at any time during the two-year period following termination for any reason, the Recipient: (A) directly or indirectly competes with the Company, accepts employment with any entity that directly or indirectly competes with the Company or otherwise approaches, solicits or accepts business from any customer, supplier or vendor of the Company in direct or indirect competition with the Company; (B) approaches, counsels or attempts to induce any person who is then in the employ of the Company to leave his or her employ; or employs or attempts to employ any such person or any person who at any time during the preceding twelve (12) months was in the employ of the Company; or (C) aids, assists or counsels any other person, firm or corporation to do any of the above. (c) Restatement of Financial Statements. In addition to the other provisions in this Section 3, this Agreement, or the Plan, the PSUs and any Shares issued under the PSUs shall be subject to any policies of the Company in effect on the Grant Date or adopted by the Company at any time thereafter that provide for forfeiture of the PSUs and recoupment of any Shares issued under the PSUs or of any gain received by the Recipient in connection with the sale of Shares received under the PSUs in the event of any restatement of the Company’s financial statements. (d) Determinations. The Committee shall, in its sole discretion, make all determinations regarding this Section 3, including whether any Prohibited Conduct has occurred, and the determinations by the Committee shall be final and binding on all parties. (e) Company and its Affiliates. All references in this Section 3 to the Company shall include the Company and any of its Subsidiaries and Affiliates.

7 4. Notices. All notices, consents and other communications required or permitted to be given under or by reason of this Agreement shall be in writing and shall be delivered personally or by e-mail or reputable overnight courier. If to the Company, notice shall be made at its principal corporate headquarters, addressed to the attention of the Corporate Secretary. If to the Recipient, notice shall be made at Recipient’s address on file with the Company. Either party may designate at any time hereafter in writing some other address for notice. 5. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware. Any litigation against any party to this Agreement arising out of or in any way relating to this Agreement shall be brought in any federal or state court located in the State of Delaware in New Castle County and each of the parties hereby submits to the exclusive jurisdiction of such courts for the purpose of any such litigation; provided, that a final judgment in any such litigation shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party irrevocably and unconditionally agrees not to assert (a) any objection which it may ever have to the laying of venue of any such litigation in any federal or state court located in the State of Delaware in New Castle County, (b) any claim that any such litigation brought in any such court has been brought in an inconvenient forum and (c) any claim that such court does not have jurisdiction with respect to such litigation. To the extent that service of process by mail is permitted by applicable law, each party irrevocably consents to the service of process in any such litigation in such courts by the mailing of such process by registered or certified mail, postage prepaid, at its address for notices provided for herein. 6. Binding Effect; Entire Agreement. This Agreement, together with the Plan, any written employment agreement, and the JELD-WEN 2021 Non-Compete Agreement, contains the entire agreement between the parties with respect to the subject matter hereof, supersedes any and all prior understandings, agreements or correspondence between the parties, and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto. 7. Severability. Each provision of this Agreement will be treated as a separate and independent clause and unenforceability of any one clause will in no way impact the enforceability of any other clause. Should any of the provisions of this Agreement be found to be unreasonable or invalid by a court of competent jurisdiction, such provision will be enforceable to the maximum extent enforceable by the law of that jurisdiction. IN WITNESS WHEREOF, the Company and the Recipient have caused this Agreement to be executed on their behalf, by their duly authorized representatives, all on the day and year stated in the Grant Award.

8 JELD-WEN 2021 Non-Compete Agreement This Non-Compete Agreement (“Agreement”) is entered into by and between JELD-WEN, Inc., a Delaware Corporation, with its principal place of business located in Charlotte, North Carolina (the “Employer”), on behalf of itself, its subsidiaries, and other corporate affiliates, and their successors or assigns (collectively referred to herein as, the “Employer Group”), and the Associate named in the award of Restricted Stock Units, Performance Share Units, and/or Stock Options granted on the date of the Grant Award (the “Associate”), (the Employer and the Associate are collectively referred to as the “Parties”), as of the Grant Award Date (the “Effective Date”). In consideration of the award of Restricted Stock Units, Performance Share Units, and/or stock Options granted on the date indicated on the Grant Award, which the Associate acknowledges to be good and valuable consideration for the associate's obligations hereunder, the Employer and the Associate hereby agree as follows: 1. Confidential Information. The Associate understands and acknowledges that during the course of employment by the Employer Group, the Associate will have access to and learn about Confidential Information, as defined below. (a) Confidential Information Defined. For purposes of this Agreement, “Confidential Information” includes, but is not limited to, all information not generally known to the public, in spoken, printed, electronic, or any other form or medium, relating directly or indirectly to: business processes, practices, methods, policies, plans, documents, research, operations, strategies, techniques, agreements, contracts, terms of agreements, transactions, potential transactions, negotiations, pending negotiations, know-how, trade secrets, operating systems, work-in-process, databases, manuals, records, systems, material, sources of material, supplier information, vendor information, financial information, results, accounting information, accounting records, legal information, marketing information, advertising information, pricing information, credit information, design information, payroll information, staffing information, personnel information, associate lists, supplier lists, vendor lists, developments, internal controls, security procedures, drawings, sketches, market studies, sales information, revenue, costs, formulae, notes, communications, algorithms, product plans, designs, styles, models, ideas, inventions, unpublished patent applications, discoveries, experimental processes, experimental results, specifications, customer information, customer lists, client information, client lists, manufacturing information, distributor lists, and buyer lists of the Employer Group or its businesses or any existing or prospective customer, supplier, investor, or other associated third party, or of any other person or entity that has entrusted information to the Employer Group in confidence. The Associate understands that the above list is not exhaustive, and that Confidential Information also includes other information that is marked or

9 otherwise identified or treated as confidential or proprietary, or that would otherwise appear to a reasonable person to be confidential or proprietary in the context and circumstances in which the information is known or used. The Associate understands and agrees that Confidential Information includes information developed by the Associate in the course of the Associate's employment by the Employer as if the Employer furnished the same Confidential Information to the Associate in the first instance. Confidential Information shall not include information that is generally available to and known by the public at the time of disclosure to the Associate, provided that the disclosure is through no direct or indirect fault of the Associate or person(s) acting on the Associate's behalf. (b) Employer Group Creation and Use of Confidential Information. The Associate understands and acknowledges that the Employer Group has invested, and continues to invest, substantial time, money, and specialized knowledge into developing its resources, creating a customer base, generating customer and potential customer lists, training its associates, and improving its offerings in the field of door, window, trim, and building supplies manufacturing and distribution. The Associate understands and acknowledges that as a result of these efforts, Employer Group has created, and continues to use and create, Confidential Information. This Confidential Information provides Employer Group with a competitive advantage over others in the marketplace. (c) Disclosure and Use Restrictions. Nothing herein voids, alters, or modifies the associate's obligations under the Employer’s Code of Business Conduct and Ethics, Associate’s Employment Agreement, or any other confidentiality agreement entered into by Associate and the Employer. 2. Restrictive Covenants. (a) Acknowledgment. The Associate understands that the nature of Associate's position gives the Associate access to and knowledge of Confidential Information and places the Associate in a position of trust and confidence with the Employer Group. The Associate understands and acknowledges that the intellectual services the Associate provides to the Employer Group are unique, special, or extraordinary. The Associate further understands and acknowledges that the Employer Group's ability to reserve these for the exclusive knowledge and use of the Employer Group is of great competitive importance and commercial value to the Employer Group, and that improper use or disclosure by the Associate is likely to result in unfair or unlawful competitive activity.

10 (b) Non-Competition. Because of Employer Group's legitimate business interest as described in this Agreement and the good and valuable consideration offered to the Associate, the receipt and sufficiency of which is acknowledged, during the term of Associate's employment and for the one year beginning on the last day of the Associate's employment with the Employer, whether terminated for any reason or no reason, by the Associate or the Employer, (the "Restricted Period"), the Associate agrees and covenants not to engage in Prohibited Activity within the United States, or the geographical regions for which the Associate provides services during the course of employment, whichever is larger. For purposes of this non-compete clause, "Prohibited Activity" is activity in which the Associate contributes the Associate's knowledge, directly or indirectly, in whole or in part, as an associate, employer, owner, operator, manager, advisor, consultant, contractor, agent, partner, director, stockholder, officer, volunteer, intern, or any other similar capacity to an entity engaged in the same or similar business as the Employer Group, including those engaged in the business of manufacturing and distribution of doors, windows, trim, and other building supplies manufactured or distributed by the Employer Group. Prohibited Activity also includes activity that may require or inevitably require disclosure of trade secrets, proprietary information, or Confidential Information. The Employer Group regards as its primary, but not exclusive, competitors the following: Masonite, Weather Shield, PlyGem, Pella, Andersen Windows, Marvin Windows, Steve’s and Sons, Fortune Brands Door Division (ThermaTru), Plastpro, Lynden Door, Haley Bros., Woodgrain Millwork, PGT, Sierra Pacific, and Hurd. Nothing herein shall prohibit Associate from purchasing or owning less than five percent (5%) of the publicly traded securities of any corporation, provided that such ownership represents a passive investment and that the Associate is not a controlling person of, or a member of a group that controls, such corporation. This Section does not, in any way, restrict or impede the Associate from exercising protected rights to the extent that such rights cannot be waived by agreement or from complying with any applicable law or regulation or a valid order of a court of competent jurisdiction or an authorized government agency, provided that such compliance does not exceed that required by the law, regulation, or order. (c) Non-Solicitation of Associates. The Associate agrees and covenants not to directly or indirectly solicit, hire, recruit, or attempt to solicit, hire, or recruit, any associate of the Employer Group ("Covered Associate"), or induce the termination of employment

11 of any Covered Associate for a period of two years, beginning on the last day of the Associate's employment with the Employer, regardless of the reason for the employment termination. (d) Non-Solicitation of Customers. The Associate understands and acknowledges that because of the Associate's experience with and relationship to the Employer Group, the Associate will have access to, and will learn about, much or all of the Employer Group's customer information. “Customer Information” includes, but is not limited to, names, phone numbers, addresses, email addresses, order history, order preferences, chain of command, pricing information, and other information identifying facts and circumstances specific to the customer and relevant to sales/services. The Associate understands and acknowledges that loss of any such customer relationship or goodwill will cause significant and irreparable harm to the Employer Group. The Associate agrees and covenants, for a period of two years, beginning on the last day of the Associate's employment with the Employer, whether terminated for any reason or no reason, by the Associate or the Employer, not to directly or indirectly solicit, contact, or attempt to solicit or contact, using any other form of oral, written, or electronic communication, including, but not limited to, email, regular mail, express mail, telephone, fax, instant message, or social media, including but not limited to Facebook, LinkedIn, Instagram or Twitter, or any other social media platform, whether or not in existence at the time of entering into this agreement, or meet with the Employer Group's current customers for purposes of offering or accepting goods or services similar to or competitive with those offered by the Employer Group. This restriction shall only apply to: • Customers or prospective customers the Associate contacted in any way during the two years prior to the Associate’s termination of employment; • Customers about whom the Associate has trade secret or confidential information; or, • Customers about whom the Associate has information that is not available publicly. 3. Remedies. In the event of a breach or threatened breach by the Associate of any of the provisions of this Agreement, the Associate hereby consents and agrees that the Employer Group shall be entitled to, in addition to other available remedies, a temporary or permanent injunction or other equitable relief against such breach or threatened breach from any court of competent jurisdiction, without the necessity of showing any actual damages or that money damages would not afford an adequate remedy, and without the necessity of posting any bond or

12 other security. The aforementioned equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages, or other available forms of relief. 4. Successors and Assigns. (a) Assignment by the Employer. To the extent permitted by state law, the Employer may assign this Agreement to any subsidiary or corporate affiliate in the Employer Group or otherwise, or to any successor or assign (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business or assets of the Employer. This Agreement shall inure to the benefit of the Employer Group and permitted successors and assigns. (b) No Assignment by the Associate. The Associate may not assign this Agreement or any part hereof. Any purported assignment by the Associate shall be null and void from the initial date of purported assignment. 5. Choice of Law and Forum Selection. This Agreement, and all matters arising out of or relating to this Agreement, whether sounding in contract, tort, or statute, are governed by, and construed in accordance with, the laws of the State of North Carolina (including its statutes of limitations), without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the laws of any jurisdiction other than the State of North Carolina to apply. Any action or proceeding by either Party to enforce this Agreement shall be brought only in any state or federal court located in the state of North Carolina, county of Mecklenburg. The Parties hereby irrevocably submit to the exclusive jurisdiction of such courts and waive the defense of inconvenient forum to the maintenance of any such action or proceeding in such venue. 6. Entire Agreement. Unless specifically provided herein, this Agreement contains all the understandings and representations between the Associate and the Employer pertaining to the subject matter hereof and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter. 7. Modification and Waiver. No provision of this Agreement may be amended or modified unless the amendment or modification is agreed to in writing and signed by the Associate and by the Chief Executive Officer of the Employer. No waiver by either Party of any breach of any condition or provision of this Agreement to be performed by the other Party shall be deemed a waiver of any similar or dissimilar provision or condition at the same or any prior or subsequent time, nor shall the failure of or delay by either Party in exercising any right, power, or privilege under this Agreement operate as a waiver to preclude any other or further exercise of any right, power, or privilege. 8. Severability. Should any provision of this Agreement be held by a court of competent jurisdiction to be enforceable only if modified, or if any portion of this Agreement shall be held as unenforceable and thus stricken, that holding shall not affect the validity of the

13 remainder of this Agreement, the balance of which shall continue to be binding on the Parties with any modification to become a part of and treated as though originally set forth in this Agreement. The Parties further agree that any such court is expressly authorized to modify any unenforceable provision of this Agreement instead of severing the unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement, or by making any other modifications it deems warranted to carry out the intent and agreement of the Parties as embodied in this Agreement to the maximum extent permitted by law. The Parties expressly agree that this Agreement as so modified by the court shall be binding upon and enforceable against each of them. Should one or more of the provisions of this Agreement be held to be invalid, illegal, or unenforceable in any respect, that invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal, or unenforceable provisions had not been set forth in this Agreement. 9. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile, electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, has the same effect as delivery of an executed original of this Agreement. 10. No Preparation for Competition. During the term of the Associate's employment, Associate agrees not to undertake preparations for competitive activity prohibited by this Agreement. 11. Notice. If and when Associate's employment with Employer terminates, whether voluntarily or involuntarily, Associate agrees to provide to any subsequent employer a copy of this Agreement. In addition, Associate authorizes Employer to provide a copy of this Agreement to third parties, including but not limited to, Associate's subsequent, anticipated, or possible future employer. 12. Notwithstanding anything herein to the contrary, nothing in this Agreement shall (x) prohibit Associate from making reports of possible violations of federal law or regulation to any governmental agency or entity in accordance with the provisions of and rules promulgated under Section 21F of the Securities Exchange Act of 1934, as amended, or Section 806 of the Sarbanes-Oxley Act of 2002, or of any other whistleblower protection provisions of federal law or regulation, or (y) require notification or prior approval by Employer of any such report; provided that, Associate is not authorized to disclose communications with counsel that were made for the purpose of receiving legal advice or that contain legal advice or that are protected by the attorney work product or similar privilege. Furthermore, Associate shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (1) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney, in each case, solely for the purpose of reporting or investigating a suspected violation of law or (2) in a complaint or other document filed in a lawsuit or proceeding, if such filings are made under seal.